UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2011 deltathree, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28063	13-4006766
(Commission File Number)	(IRS Employer Identification No.)

224 West 35th Street, New York, N.Y.	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 500-4850

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 2, 2011, each of deltathree, Inc. (the “Company”), Delta Three Israel, Ltd. and DME Solutions, Inc. (collectively, the “Deltathree Entities”) entered into the Third Loan and Security Agreement (the “Third Loan Agreement”) with D4 Holdings, LLC (“D4 Holdings”), pursuant to which D4 Holdings will provide to the Deltathree Entities a line of credit in a principal amount of $1,600,000.  In connection with the Third Loan Agreement, on March 2, 2011 the Deltathree Entities issued a Convertible Promissory Note (the “Promissory Note”) in a principal amount of $1,600,000 to D4 Holdings.

Pursuant to the Third Loan Agreement and the Promissory Note,

•
D4 Holdings agrees to lend from time to time, as requested by any of the Deltathree Entities, up to an aggregate principal amount of $1,600,000, provided that D4 Holdings will not be required to make loan advances to the Deltathree Entities in an aggregate amount of more than $400,000 in any one-month period;

•	interest shall accrue on any loan advances at the rate of 12% per annum;

•	the initial payment of interest shall be payable on the first calendar day of the month following the first loan advance made under the agreement, and monthly thereafter;

•	all outstanding principal and interest are required to be repaid on March 2, 2014;

•	the Deltathree Entities granted D4 Holdings a security interest in all assets of the Deltathree Entities;

•	the Deltathree Entities made customary representations, warranties and covenants to D4 Holdings;

•
any loan advance requires the satisfaction of the following conditions: the Deltathree Entities shall have received the aggregate maximum loan amounts available to be borrowed under the Loan and Security Agreement dated as of March 1, 2010 (the “First Loan Agreement”), and the Second Loan and Security Agreement dated as of August 10, 2010 (the “Second Loan Agreement”, and together with the First Loan Agreement, the “Existing Loan Agreements”),  each between the Deltathree Entities and D4 Holdings; receipt by D4 Holdings of an executed notice of borrowing; the representations and warranties of the Deltathree Entities must be true in all material respects on the date of the notice of borrowing and the loan date; no event of default shall have occurred and be continuing or result from such loan advance; there shall not have occurred, in D4 Holdings’ sole discretion, any material adverse change; and the Company’s revenue shall not be 10% less than, and the Company’s EBITDA shall not be 20% less than (or, in the case of negative EBITDA, 20% more than), the amounts set forth in the financial projections provided by the Company to the Board of Directors, in each case measured as of the end of each quarter;

•
upon the occurrence of an event of default (which includes any failure of the Deltathree Entities to timely pay any of the principal and/or any accrued interest or other amounts due under the Existing Loan Agreements when the same becomes due and payable), (1) D4 Holdings may require repayment of all outstanding amounts under the Third Loan Agreement, terminate its commitment to make additional loans to the Deltathree Entities, and exercise its rights with respect to the security interest in all of the assets of the Deltathree Entities and (2) all outstanding amounts under the Third Loan Agreement will bear interest at the rate of 18% per annum;

•
D4 Holdings has the right to convert, at any time upon written notice to the Company, all or any portion of the outstanding principal amount under the Third Loan Agreement into that number of shares of the Company’s common stock, par value $0.001 per share, determined by dividing such principal amount by $0.08 per share (subject to adjustment for stock splits, dividends, reorganizations and similar events, as provided in the Third Loan Agreement), and all accrued but unpaid interest on the principal portion of the loan will become due upon such conversion; and

•
the Deltathree Entities can prepay principal amounts outstanding under the Third Loan Agreement that have not been so converted by D4 Holdings into shares of the Company’s common stock upon 90 days written notice to D4 Holdings, provided that all outstanding principal, accrued interest and any other payment obligations under the Existing Loan Agreements have been paid in full.

In addition, on March 2, 2011, the Deltathree Entities and D4 Holdings entered into the Second Amendment to and Consent under Loan and Security Agreement (the “Amendment”, and together with the Third Loan Agreement, Promissory Note and Warrant, the “Transaction Documents”), which provides that (i) the Maturity Date (as such term is defined in the First Loan Agreement) under the First Loan Agreement shall be extended to March 1, 2012, and (ii) any failure of the Deltathree Entities to timely pay any of the principal and/or any accrued interest or other amounts due under the Third Loan Agreement when the same becomes due and payable will constitute an event of default under the Existing Loan Agreements.  In connection with the extension of the Maturity Date under the First Loan Agreement as provided in the Amendment, the Company issued a Warrant (the “Warrant”) to D4 Holdings, exercisable for ten years, to purchase up to 1,000,000 shares of common stock of the Company at an exercise price of $0.096 per share.

The Company is majority-owned by D4 Holdings.  The ultimate ownership of D4 Holdings includes owners of ACN, Inc.  Each of Robert Stevanovski, Anthony Cassara and David Stevanovski, members of the Company’s Board of Directors, is a principal of D4 Holdings.  Colleen Jones, a member of the Company’s Board of Directors, serves as general counsel to D4 Holdings and is an officer of ACN.   As a result, each of these individuals and D4 Holdings may be deemed to have a direct or indirect interest in the transactions contemplated by the Transaction Documents.  In accordance with the Company’s Audit Committee Charter, the Transaction Documents and the transactions contemplated thereby were approved by the Audit Committee, which includes those directors who are not affiliated with D4 Holdings.

The foregoing description of the Third Loan Agreement, the Promissory Note, the Warrant and the Amendment does not purport to be a complete summary and is qualified in its entirety by reference to the full texts of the Third Loan Agreement, the Promissory Note, the Warrant and the Amendment, each of which is filed as an exhibit to this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Warrant was issued pursuant to an exemption from registration under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

4.1	Convertible Promissory Note, dated March 2, 2011, by deltathree, Inc., Delta Three Israel, Ltd. and DME Solutions, Inc. in favor of D4 Holdings, LLC in a principal amount of $1,600,000.

10.1	Third Loan and Security Agreement, dated as of March 2, 2011, by and among deltathree, Inc., Delta Three Israel, Ltd., DME Solutions, Inc. and D4 Holdings, LLC.

10.2	Warrant, dated March 2, 2011, between deltathree, Inc., and D4 Holdings, LLC.

10.3	Second Amendment to and Consent under Loan and Security Agreement, dated as of March 2, 2011, by and among deltathree, Inc., Delta Three Israel, Ltd., DME Solutions, Inc. and D4 Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTATHREE, INC.

By:	/s/ Peter Friedman
Name: Peter Friedman
Title: General Counsel and Secretary

Dated: March 3, 2011

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Promissory Note, dated March 2, 2011, by deltathree, Inc., Delta Three Israel, Ltd. and DME Solutions, Inc. in favor of D4 Holdings, LLC in a principal amount of $1,600,000.

10.1	Third Loan and Security Agreement, dated as of March 2, 2011, by and among deltathree, Inc., Delta Three Israel, Ltd., DME Solutions, Inc. and D4 Holdings, LLC.

10.2	Warrant, dated March 2, 2011, between deltathree, Inc., and D4 Holdings, LLC.

10.3	Second Amendment to and Consent under Loan and Security Agreement, dated as of March 2, 2011, by and among deltathree, Inc., Delta Three Israel, Ltd., DME Solutions, Inc. and D4 Holdings, LLC.